Supplement dated October 3, 2025 to the following Minnesota Life Prospectuses dated May 1, 2025:

•	Variable Adjustable Life
•	Variable Adjustable Life-SD
•	Variable Adjustable Life Horizon
•	Variable Adjustable Life Summit
•	Variable Adjustable Life Survivor

This prospectus supplement updates and supplements the information contained in the product prospectuses dated May 1, 2025, and any supplements thereto. Defined terms used within this supplement that are not otherwise defined herein shall have the same meanings as those given in the May 1, 2025, prospectuses.

Commencing on or about November 3, 2025, Our administrative processes for applying scheduled Premium payments and Nonrepeating Premium payments that may cause a policy to become a modified endowment contract or fail the life insurance qualification test will be updated as outlined below.

Additionally, certain changes are being made concerning automatic Premium loan payments, as described further below.

Life Insurance Qualification Testing

Commencing with Premium payments applied to Your Policy as of November 3, 2025, or later, if all other processing requirements are met, Our Designated Service Provider will apply all Premium payments as of the business day they are received (or the business day next following if received after market close). If all or a portion of a submitted Premium payment would cause Your Policy to fail the life insurance qualification test, the portion of the Premium that would cause the failure will not be applied to Your Policy and will be refunded to You. A separate notice will be provided to You confirming the reason for the returned Premium.

Modified Endowment Contracts

Commencing with Premium payments applied to Your Policy as of November 3, 2025, or later, Our Designated Service Provider will apply all Premium payments as of the business day they are received (or the business day next following if received after market close). If a Premium payment causes Your Policy to become a modified endowment contract, We will notify You in writing.

Automatic Premium Loans

Automatic Premium loans are an option available under Your Policy to help avoid a potential policy lapse. With an automatic Premium loan, if a scheduled Premium is not paid and the Actual Cash Value of Your Policy is sufficient to allow for a loan equal to the amount of the Premium due, We will process a policy loan to pay the Premium at the end of the grace period following the Premium due date.

Commencing on or around November 3, 2025, We will enable automatic Premium loans for Your Policy as a default option if not previously elected. Please refer to the section of Your prospectus entitled “Policy Loans” for additional information on the impact of not making a scheduled Premium payment and utilizing the automatic Premium loan feature instead.

If You choose not to make a scheduled Premium payment and would rather elect to have Your Policy lapse or exercise any other available options provided under Your Policy instead of a utilizing an automatic Premium loan You may contact Our Designated Service Provider starting November 3, 2025.

Please retain this supplement for future reference.

F110050 09-2025